                                                                    EXHIBIT 99.1

                           OSI PHARMACEUTICALS, INC.
              Unaudited Pro Forma Condensed Combined Balance Sheet


                                                         June 30, 1999          Pro Forma           June 30, 1999
                                                            Actual             Adjustments(1)         Pro Forma
                                                         -------------       ----------------       -------------
Assets


Current assets:
Cash and cash equivalents                                $  10,497,363       $   8,420,000(2)       $  18,917,363
Short-term investments                                      10,589,676                                 10,589,676
Receivables including trade receivables                      2,300,993                                  2,300,993
Prepaid and other current assets                             1,267,730                                  1,267,730

                                                         -------------                              -------------
Total current assets                                        24,655,762                                 33,075,762

Property, equipment and leasehold improvements - net         7,499,727            (683,000)(3)          6,816,727
Compound library assets - net                                4,313,901                                  4,313,901
Other assets-net                                             1,351,512                                  1,351,512
Intangible assets-net                                        6,628,446          (5,068,000)(4)          1,560,446

                                                         -------------                              -------------
Total assets                                             $  44,449,348                              $  47,118,348
                                                         =============                              =============

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses                    $   3,605,902             (58,000)(5)      $   3,547,902
Unearned revenue - current                                     982,196            (382,000)(6)            600,196
Loans payable - current                                        166,656                                    166,656

                                                         -------------                              -------------
Total current liabilities                                    4,754,754                                  4,314,754

Unearned revenue - long term                                   428,571                                    428,571
Loans payable - long term                                      319,140                                    319,140
Deferred acquisition costs                                     701,007                                    701,007
Accrued postretirement benefits cost                         1,499,267            (160,000)(7)          1,339,267

                                                         -------------                              -------------
Total liabilities                                            7,702,739                                  7,102,739



Stockholders' equity:
Preferred stock                                                   --                                         --
Common stock                                                   223,684                                    223,684
Additional paid-in capital                                 105,049,815                                105,049,815
Accumulated deficit                                        (62,202,589)          3,269,000(8)         (58,933,589)
Accumulated other comprehensive loss                          (266,599)                                  (266,599)
Treasury stock                                              (6,057,702)                                (6,057,702)

                                                         -------------                              -------------
Total stockholders' equity                                  36,746,609                                 40,015,609
                                                         -------------                              -------------
Commitments and contingencies
                                                         $  44,449,348                              $  47,118,348
                                                         =============                              =============

                             OSI PHARMACEUTICALS, INC.
        Unaudited Pro Forma Condensed Combined Statements of Operations


                                                                        June 30, 1999          Pro Forma          June 30, 1999
                                                                           Actual             Adjustments(9)        Pro Forma
                                                                        -------------        ---------------      -------------
Revenues:
  Collaborative program revenues, principally from related parties      $ 12,600,139         (1,208,000)(10)      $ 11,392,139
  Sales                                                                      915,608           (201,000)(11)           714,608
  Other research revenue                                                     814,203                                   814,203
  License revenue                                                          2,171,016                                 2,171,016

                                                                        ------------                              ------------
                                                                          16,500,966                                15,091,966
Expenses:
  Research and development                                                14,765,720           (915,000)(12)        13,850,720
  Production and service costs                                             1,239,443           (502,000)(13)           737,443
  Selling, general and administrative                                      6,363,907           (207,000)(14)         6,156,907
  Amortization of intangibles                                              1,095,555           (575,000)(15)           520,555

                                                                        ------------                              ------------
                                                                          23,464,625                                21,265,625

        Loss from operations                                              (6,963,659)                               (6,173,659)

Net other income                                                             603,251            250,000(16)            853,251
                                                                        ------------                              ------------

Net loss                                                                $ (6,360,408)                             $ (5,320,408)
                                                                        ============                              ============


Basic and diluted net loss per weighted average share of common
  stock outstanding                                                     $      (0.30)                             $      (0.25)

Shares used in calculation of basic and diluted net loss per share        21,430,958                                21,430,958

                             OSI PHARMACEUTICALS, INC.
        Unaudited Pro Forma Condensed Combined Statements of Operations


                                                                     September 30, 1998         Pro Forma      September 30, 1998
                                                                           Actual             Adjustments(9)        Pro Forma
                                                                     ------------------       --------------   ------------------
Revenues:
  Collaborative program revenues, principally from related parties      $ 16,165,613         (1,600,000)(10)      $ 14,565,613
  Sales                                                                    1,121,449           (130,000)(11)           991,449
  Other research revenue                                                   1,428,853                                 1,428,853
  License revenue                                                            752,422                                   752,422

                                                                        ------------                              ------------
                                                                          19,468,337                                17,738,337
Expenses:
  Research and development                                                19,877,339         (1,665,000)(12)        18,212,339
  Production and service costs                                               813,464           (328,000)(13)           485,464
  Selling, general and administrative                                      8,691,386            (45,000)(14)         8,646,386
  Amortization of intangibles                                              1,460,740           (767,000)(15)           693,740

                                                                        ------------                              ------------
                                                                          30,842,929                                28,037,929

        Loss from operations                                             (11,374,592)                              (10,299,592)

Net other income                                                           1,190,124            335,000(16)          1,525,124
                                                                        ------------                              ------------

Net loss                                                                $(10,184,468)                             $ (8,774,468)
                                                                        ============                              ============


Basic and diluted net loss per weighted average share of common
stock outstanding                                                       $      (0.48)                             $      (0.41)

Shares used in calculation of basic and diluted net loss per share        21,372,655                                21,372,655

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(1) All pro forma information contained in the June 30, 1999 balance sheet assumes that the asset sale by the Company to Bayer occurred on June 30, 1999.

(2) This adjustment represents the cash received in connection with the asset sale to Bayer, net of direct disposition costs of $730,000 and amounts withheld by Bayer for OSI liabilities assumed by Bayer of $600,000.

(3) This adjustment represents the net book value of the fixed assets that were purchased by Bayer.

(4) This adjustment represents the net book value of the intellectual property assets (capitalized patent costs) that were purchased by Bayer.

(5)      This adjustment represents the accrued vacation costs assumed by Bayer.

(6) This adjustment represents the deferred revenue obligation under the Fujirebio collaboration that was assumed by Bayer.

(7) This adjustment represents the post retirement liability assumed by Bayer.

(8) This adjustment represents the gain on the net assets sold to Bayer. The gain on the sale of the assets has been excluded from the accompanying pro forma condensed combined statements of operations since the gain is non-recurring.

(9) All pro forma information presented for the nine months ended June 30, 1999 and for the year ended September 30, 1998 assumes that the asset sale to Bayer was completed on October 1, 1997.

(10) This adjustment reflects the loss of revenue that would have resulted had the Company consummated the asset sale to Bayer on October 1, 1997, related to the research collaborations with Bayer and Fujirebio.

(11) This adjustment reflects the loss of revenue from diagnostic sales that would have resulted had the Company consummated the asset sale to Bayer on October 1, 1997.

(12) This adjustment represents the reduction of research and development expenses that would have resulted if the Company consummated the asset sale on October 1, 1997.

(13) This adjustment represents the reduction of diagnostic manufacturing costs that would have resulted if the Company consummated the asset sale on October 1, 1997.

(14) This adjustment represents the reduction of administrative costs that would have resulted if the Company consummated the asset sale on October 1, 1997.

(15) This adjustment represents the reduction of patent amortization that would have resulted if the Company consummated the asset sale on October 1, 1997.

(16) Assumes investment earnings on net proceeds received based on 4% per annum.